                                                                    Exhibit 24.1


                                POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


         WHEREAS, ALCAN ALUMINUM LIMITED, a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, (the "Act"), a registration statement on Form S-8 relating to the offering in the United States of Common Shares of the Company pursuant to the provisions of the Alcancorp Hourly Employees' Savings Plan; and

         WHEREAS, the undersigned is an Officer and/or a Director of the Company as indicated below under his or her name;

         NOW, THEREFORE, the undersigned constitutes and appoints Serge Fecteau, Roy Millington and Sanford Yosowitz, and each of them, as attorneys for him or her and in his or her name, place and stead, and in each of his or her offices and capacities as an Officer and/or a Director of the Company, to execute and file such registration statement, including the related prospectus, and thereafter to execute and file any amended registration statement or statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of September 1999.

                                         /s/ Jacques Bougie
                                         ------------------
                                         Jacques Bougie
                                         President and Chief Executive Officer

                                POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


         WHEREAS, ALCAN ALUMINUM LIMITED, a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, (the "Act"), a registration statement on Form S-8 relating to the offering in the United States of Common Shares of the Company pursuant to the provisions of the Alcancorp Hourly Employees' Savings Plan; and

         WHEREAS, the undersigned is an Officer and/or a Director of the Company as indicated below under his or her name;

         NOW, THEREFORE, the undersigned constitutes and appoints Serge Fecteau, Roy Millington and Sanford Yosowitz, and each of them, as attorneys for him or her and in his or her name, place and stead, and in each of his or her offices and capacities as an Officer and/or a Director of the Company, to execute and file such registration statement, including the related prospectus, and thereafter to execute and file any amended registration statement or statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 23d day of September 1999.

                                                          /s/ Warren Chippendale
                                                          ----------------------
                                                          Warren Chippindale
                                                          Director

                                POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


         WHEREAS, ALCAN ALUMINUM LIMITED, a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, (the "Act"), a registration statement on Form S-8 relating to the offering in the United States of Common Shares of the Company pursuant to the provisions of the Alcancorp Hourly Employees' Savings Plan; and

         WHEREAS, the undersigned is an Officer and/or a Director of the Company as indicated below under his or her name;

         NOW, THEREFORE, the undersigned constitutes and appoints Serge Fecteau, Roy Millington and Sanford Yosowitz, and each of them, as attorneys for him or her and in his or her name, place and stead, and in each of his or her offices and capacities as an Officer and/or a Director of the Company, to execute and file such registration statement, including the related prospectus, and thereafter to execute and file any amended registration statement or statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of September 1999.

                                                          /s/ John R. Evans
                                                          -----------------
                                                          John R. Evans
                                                          Chairman

                                POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


         WHEREAS, ALCAN ALUMINUM LIMITED, a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, (the "Act"), a registration statement on Form S-8 relating to the offering in the United States of Common Shares of the Company pursuant to the provisions of the Alcancorp Hourly Employees' Savings Plan; and

         WHEREAS, the undersigned is an Officer and/or a Director of the Company as indicated below under his or her name;

         NOW, THEREFORE, the undersigned constitutes and appoints Serge Fecteau, Roy Millington and Sanford Yosowitz, and each of them, as attorneys for him or her and in his or her name, place and stead, and in each of his or her offices and capacities as an Officer and/or a Director of the Company, to execute and file such registration statement, including the related prospectus, and thereafter to execute and file any amended registration statement or statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of September 1999.

                                                          /s/ Peter H. Pearse
                                                          -------------------
                                                          Peter H. Pearse
                                                          Director

                                POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


         WHEREAS, ALCAN ALUMINUM LIMITED, a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, (the "Act"), a registration statement on Form S-8 relating to the offering in the United States of Common Shares of the Company pursuant to the provisions of the Alcancorp Hourly Employees' Savings Plan; and

         WHEREAS, the undersigned is an Officer and/or a Director of the Company as indicated below under his or her name;

         NOW, THEREFORE, the undersigned constitutes and appoints Serge Fecteau, Roy Millington and Sanford Yosowitz, and each of them, as attorneys for him or her and in his or her name, place and stead, and in each of his or her offices and capacities as an Officer and/or a Director of the Company, to execute and file such registration statement, including the related prospectus, and thereafter to execute and file any amended registration statement or statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of September 1999.

                                                          /s/ George Russell
                                                          ------------------
                                                          George Russell
                                                          Director

                                POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


         WHEREAS, ALCAN ALUMINUM LIMITED, a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, (the "Act"), a registration statement on Form S-8 relating to the offering in the United States of Common Shares of the Company pursuant to the provisions of the Alcancorp Hourly Employees' Savings Plan; and

         WHEREAS, the undersigned is an Officer and/or a Director of the Company as indicated below under his or her name;

         NOW, THEREFORE, the undersigned constitutes and appoints Serge Fecteau, Roy Millington and Sanford Yosowitz, and each of them, as attorneys for him or her and in his or her name, place and stead, and in each of his or her offices and capacities as an Officer and/or a Director of the Company, to execute and file such registration statement, including the related prospectus, and thereafter to execute and file any amended registration statement or statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of September 1999.

                                                          /s/ Guy Saint-Pierre
                                                          --------------------
                                                          Guy Saint-Pierre
                                                          Director

                                POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


         WHEREAS, ALCAN ALUMINUM LIMITED, a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, (the "Act"), a registration statement on Form S-8 relating to the offering in the United States of Common Shares of the Company pursuant to the provisions of the Alcancorp Hourly Employees' Savings Plan; and

         WHEREAS, the undersigned is an Officer and/or a Director of the Company as indicated below under his or her name;

         NOW, THEREFORE, the undersigned constitutes and appoints Serge Fecteau, Roy Millington and Sanford Yosowitz, and each of them, as attorneys for him or her and in his or her name, place and stead, and in each of his or her offices and capacities as an Officer and/or a Director of the Company, to execute and file such registration statement, including the related prospectus, and thereafter to execute and file any amended registration statement or statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of September 1999.

                                                          /s/ J. E. Newall
                                                          ----------------
                                                          J.E. Newall
                                                          Director

                                POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


         WHEREAS, ALCAN ALUMINUM LIMITED, a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, (the "Act"), a registration statement on Form S-8 relating to the offering in the United States of Common Shares of the Company pursuant to the provisions of the Alcancorp Hourly Employees' Savings Plan; and

         WHEREAS, the undersigned is an Officer and/or a Director of the Company as indicated below under his or her name;

         NOW, THEREFORE, the undersigned constitutes and appoints Serge Fecteau, Roy Millington and Sanford Yosowitz, and each of them, as attorneys for him or her and in his or her name, place and stead, and in each of his or her offices and capacities as an Officer and/or a Director of the Company, to execute and file such registration statement, including the related prospectus, and thereafter to execute and file any amended registration statement or statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of September 1999.

                                                          /s/ Travis Engen
                                                          ----------------
                                                          Travis Engen
                                                          Director

                                POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


         WHEREAS, ALCAN ALUMINUM LIMITED, a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, (the "Act"), a registration statement on Form S-8 relating to the offering in the United States of Common Shares of the Company pursuant to the provisions of the Alcancorp Hourly Employees' Savings Plan; and

         WHEREAS, the undersigned is an Officer and/or a Director of the Company as indicated below under his or her name;

         NOW, THEREFORE, the undersigned constitutes and appoints Serge Fecteau, Roy Millington and Sanford Yosowitz, and each of them, as attorneys for him or her and in his or her name, place and stead, and in each of his or her offices and capacities as an Officer and/or a Director of the Company, to execute and file such registration statement, including the related prospectus, and thereafter to execute and file any amended registration statement or statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of September 1999.

                                                          /s/ Allan E. Gotlieb
                                                          --------------------
                                                          Allan E. Gotlieb
                                                          Director

                                POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


         WHEREAS, ALCAN ALUMINUM LIMITED, a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, (the "Act"), a registration statement on Form S-8 relating to the offering in the United States of Common Shares of the Company pursuant to the provisions of the Alcancorp Hourly Employees' Savings Plan; and

         WHEREAS, the undersigned is an Officer and/or a Director of the Company as indicated below under his or her name;

         NOW, THEREFORE, the undersigned constitutes and appoints Serge Fecteau, Roy Millington and Sanford Yosowitz, and each of them, as attorneys for him or her and in his or her name, place and stead, and in each of his or her offices and capacities as an Officer and/or a Director of the Company, to execute and file such registration statement, including the related prospectus, and thereafter to execute and file any amended registration statement or statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if -personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of September 1999.

                                                        /s/ Suresh Thadhani
                                                        -------------------
                                                        Suresh Thadhani
                                                        Chief Financial Officer

                                POWER OF ATTORNEY


                         KNOW ALL MEN BY THESE PRESENTS


         WHEREAS, ALCAN ALUMINUM LIMITED, a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, (the "Act"), a registration statement on Form S-8 relating to the offering in the United States of Common Shares of the Company pursuant to the provisions of the Alcancorp Hourly Employees' Savings Plan; and

         WHEREAS, the undersigned is Corporate Controller of the Company as indicated below under his name;

         NOW, THEREFORE, the undersigned constitutes and appoints Serge Fecteau, Roy Millington and Sanford Yosowitz, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as Corporate Controller of the Company, to execute and file such registration statement, including the related prospectus, and thereafter to execute and file any amended registration statement or statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of October 1999.

                                                          /s/ Richard Genest
                                                          ------------------
                                                          Richard Genest
                                                          Corporate Controller

ALCAN ALUMINIUM LIMITED

                                                                    LOGO
                                                                    ALCAN

                               CERTIFIED EXTRACT

I, Serge Fecteau, Assistant Secretary of Alcan Aluminium Limited, a Corporation organized and existing under the laws of Canada and having its registered office at 1188 Sherbrooke Street West, Montreal, Quebec, Canada, do hereby certify that the following is a true and correct extract from the Minutes of a Meeting of the Board of Directors held on 23 September 1999.

RESOLUTION OF ALCAN ALUMINIUM RE ALCANCORP HOURLY EMPLOYEES' SAVINGS PLAN

(1) THAT the Registration Statement on Form S-8, under the United States Securities Act of 1933, as amended, relating to the offering in the United States of common shares of the Company pursuant to the provisions of the Alcancorp Hourly Employees' Savings Plan, which Registration Statement includes the Alcancorp Hourly Employees' Savings Plan as amended and restated as of September 1, 1997, be and the same hereby is approved, ratified, and confirmed in the form submitted to the meeting;

(2) The filing of the said Registration Statement with the Securities and Exchange Commission of the United States, after the execution thereof by the Company, a majority of the directors of the Company, the Principal Executive Officer, the Principal Financial Officer and the Chief Accountant of the Company, and the authorized representative in the United States, be and such act hereby is approved, ratified, and confirmed;

(3) The proper officers of the Company be and they hereby are authorized and directed to execute and file all such instruments and documents, make all such payments and do all such other acts and things, including the execution and filing of an amendment or amendments (including post-effective amendments) to the said Registration Statement, and they may deem necessary or desirable;

(4) The designation and appointment of William H. Jairrels and Sanford Yosowitz, severally as the authorized representatives of the Company in the United States is hereby approved;

(5) Without limiting the authority of any officer of the Company to act in the premises, Serge Fecteau and Roy Millington be and each of them hereby is appointed agent and attorney-in-fact of the Company with full power to sign on behalf of the Company, in its name, any and all amendments (including post-effective amendments) to the said Registration Statement and to execute and file all such instruments and documents, make all such payments, and do all such other acts and things as he may deem necessary or desirable, it being the intention of this resolution that this power may be exercised by any and each of said individuals acting separately and without the necessity of any action by any other of the said individuals in any case where one shall so act.

IN WITNESS WHEREOF I hereunto set my hand on this 13th day of October 1999.


                                                  /s/ Serge Fecteau
                                                  -----------------
                                                  Serge Fecteau